                                                                    EXHIBIT 99.1

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,005,000,000] (APPROXIMATE)
                                   MLCC 2003-C
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

MAY 28, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
-------------------------
Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Ted Bouloukos                      (212) 449-5029
Fred Hubert                        (212) 449-5071
Alan Chan                          (212) 449-8140
Alice Chang                        (212) 449-1701
Amanda de Zutter                   (212) 449-0425

TRADING
-------
Scott Soltas                       (212) 449-3659
Charles Sorrentino                 (212) 449-3659

RESEARCH
--------
Glenn Costello                     (212) 449-4457

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

DEAL STRUCTURE SUMMARY:

                                   MLCC 2003-C

           $[1,005,000,000] (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                        WAL (YRS)          PYMT WINDOW         CERTIFICATE                      EXPECTED RTGS
CLASS      PRINCIPAL BALANCE (1)      (CALL/MAT)(2)  (MONTHS) (CALL/MAT)(2)   INTEREST RATES   TRANCHE TYPE   S&P/MOODY'S/FITCH
-------------------------------------------------------------------------------------------------------------------------------
A-1          $   973,844,900             3.97/4.30       1 - 123 / 1 - 298        Floater (3)      Senior         AAA/Aaa/AAA
X-A-1        $   973,845,000 (5),(6)                                                               Senior         AAA/Aaa/AAA
X-B          $    23,115,000 (5)                 Information Not Provided Hereby                   Senior         AAA/Aaa/AAA
A-R          $           100                                                                       Senior         AAA/Aaa/AAA
B-1          $    10,552,500             6.76/7.43     39 - 123 / 39 - 298        Floater (4)    Subordinate      AA+/Aa2/AA+
B-2          $     8,040,000                                                                     Subordinate        A+/A2/A+
B-3          $     4,522,500                                                                     Subordinate     BBB+/Baa2/BBB+
B-4          $     2,512,500                      Information Not Provided Hereby                Subordinate      BBB-/Ba2/BB+
B-5          $     2,010,000                                                                     Subordinate        BB-/B2/B+
B-6          $     3,517,500                                                                     Subordinate        NR/NR/NR
-------------------------------------------------------------------------------------------------------------------------------
TOTAL        $ 1,005,000,000
-------------------------------------------------------------------------------------------------------------------------------

(1) Distributions on the Certificates will be derived from one-month and six-month LIBOR adjustable rate mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1 and Class B-1 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1 and Class B-1 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus a margin (which margin doubles after the Clean-Up Call Date (as described herein)), (ii) the Net WAC (as described herein) and (iii) 11.75%.

(4) The Class B-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus a margin (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), (ii) the Net WAC and (iii) 11.75%.

(5) Balances shown with respect to the Class X-A-1 and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(6) The Class X-A-1 Certificates may be divided into two more classes as may be described in the prospectus supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

DEPOSITOR:          Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:       Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGERS:        [Bear, Stearns and Co. and Greenwich Capital Markets, Inc.]

TRUSTEE:            Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:    S&P, Moody's and Fitch will rate the Offered Certificates.
                    It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:       June 1, 2003.

PRICING DATE:       On or about [May 30], 2003.

CLOSING DATE:       On or about June [26], 2003.

DISTRIBUTION DATES: The 25th day of each month (or if not a business day, the next succeeding business day), commencing in July 2003.

CERTIFICATES:       The "Senior Certificates" will consist of the Class A-1 (the
                    "Class A Certificates"), the Class X-A-1 and Class X-B
                    (together, the "Class X Certificates") and Class A-R
                    Certificates. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates. The Senior Certificates and the
                    Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class B-1, Class
                    B-2 and Class B-3 Certificates (collectively, the "Offered
                    Certificates") are being offered publicly.

REGISTRATION:       The Offered Certificates will be made available in
                    book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX         It is anticipated that, for federal income tax purposes, (i)
TREATMENT:          the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class A Certificates, the Class
                    B-1 Certificates, the Class B-2 Certificates and the Class
                    B-3 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:  The Offered Certificates are expected to be ERISA eligible.
                    Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:    The Senior Certificates (other than the Class A-R
                    Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

CLEAN-UP CALL:      The terms of the transaction allow for an optional
                    termination of the trust and retirement of the Certificates on the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT  The Offered Certificates will be priced to a prepayment
SPEED:              speed of 20% CPR.

MORTGAGE LOANS:     The trust will consist of approximately 2,558 adjustable
                    rate mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the cut-off date pool of approximately $1,005,647,362 aggregate principal balance of Mortgage Loans. The Mortgage Loans are one-month
                    LIBOR indexed (approximately 28.52% of the Mortgage Loans) or six-month LIBOR indexed (approximately 71.48% of the Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage
                    Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

NET WAC: The "Net WAC" of the Mortgage Loans is equal to the weighted average mortgage loan rate of the Mortgage Loans less the servicing fee rate.

ACCRUED INTEREST:   The Offered Certificates will settle flat.

ACCRUAL PERIOD:     The interest accrual period (the "Accrual Period") with
                    respect to the Offered Certificates for each Distribution
                    Date will be the period beginning on the 25th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis.

DELAY DAYS:         The Offered Certificates will have 0 delay days.

NET WAC CAP:        The weighted average of the net mortgage rates for the
                    Mortgage Loans (the "Net WAC Cap").

                    If on any Distribution Date, the Certificate Interest Rate of the Class A-1, Class B-1, Class B-2 or B-3 Certificates is subject to the Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the
                    (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest received on such Certificates based on the Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT: Senior/subordinate, shifting interest structure.

                                      BOND          INITIAL
CERTIFICATES    S&P/MOODY'S/FITCH    SIZES*      SUBORDINATION*
---------------------------------------------------------------
SENIOR
CERTIFICATES        AAA/Aaa/AAA      96.90%           3.10%

CLASS B-1           AA+/Aa2/AA+       1.05%           2.05%
---------------------------------------------------------------

*    Preliminary and subject to revision.

SHIFTING INTEREST:  Until the first Distribution Date occurring after [July
                    2013], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the mortgage loans for the first ten years following origination.

                    The prepayment percentages on the Subordinate Certificates are as follows:

July 2003 - June 2013     [0% Pro Rata Share]
July 2013 - June 2014     [30% Pro Rata Share]
July 2014 - June 2015     [40% Pro Rata Share]
July 2015 - June 2016     [60% Pro Rata Share]
July 2016 - June 2017     [80% Pro Rata Share]
July 2017 and after       [100% Pro Rata Share]

                    Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in July 2006 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                    Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans regardless of any prepayment percentages as described above.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

ALLOCATION OF       Any realized losses, other than excess losses, on the
REALIZED LOSSES:    Mortgage Loans will be allocated as follows: first, to the
                    Subordinate Certificates in reverse order of their numerical
                    Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A-1 Certificates in reduction of their Certificate principal balance.

                    Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) on the Mortgage Loans will be allocated to the Class A Certificates and the Subordinate Certificates on a pro-rata basis.

CERTIFICATES'       Available funds from the Mortgage Loans will be distributed
PRIORITY OF         in the following order of priority:
DISTRIBUTIONS:

                    1) To the Class A-R Certificate, then to the Class A-1, Class X-A-1 and Class X-B Certificates concurrently, accrued and unpaid interest at the related Certificate Interest Rates; provided, however, that on each Distribution Date, to the extent there are any unreimbersed Basis Risk Shortfall Amounts, interest amounts otherwise distributable to the Class X-A-1 Certificates or X-B Certificates pursuant to this clause 1 will be payable to the Class A-1 Certificates (from amounts otherwise payable to the Class X-A1 Certificates), and Class B-1, Class B-2 and Class B-3 Certificates (from amounts otherwise payable to the Class X-B Certificates), in either case up to the amount of such unreimbursed Basis Risk Shortfall Amounts, as provided in the prospectus supplement, and will not be distributed to the Class X-A-1 or X-B Certificates.

                    2) To the Class A-R Certificate and then to the Class A-1 Certificates, principal allocable to such Classes, until their principal balances are reduced to zero.

                    3) To the Class B-1, Class B-2, and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                    4) To the Class B-1, Class B-2, and Class B-3 Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                    5) To the Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes.

                    6)   To the Class A-R Certificate, any remaining amount.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

                              NET WAC CAP SCHEDULE

                         ----------------------------
                                 ASSUMPTIONS:
                         ----------------------------

                         20% CPR
                         Hard Cap: 11.75%
                         To Call
                         Initial 1 Month LIBOR: 1.31%
                         Initial 6 Month LIBOR: 1.21%
                         ----------------------------

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                              CURRENT                        ORIG.    REM.    INTEREST          MAX.   MIN.                 RATE
                  PRINCIPAL     MTGE   SERVICING  NET MTGE   TERM     TERM     -ONLY    GROSS   MTGE   MTGE  NEXT RATE   ADJUSTMENT
                   BALANCE      RATE      FEE       RATE    TO MAT.  TO MAT.    REM.   MARGIN   RATE   RATE  ADJUSTMENT  FREQUENCY
   LOAN TYPE         ($)        (%)       (%)        (%)    (MTHS)   (MTHS)    (MTHS)   (%)      (%)    (%)   (MONTHS)    (MONTHS)
-----------------------------------------------------------------------------------------------------------------------------------
One-Month LIBOR  286,500,000   3.115     0.250     2.865     300      298       118     1.849  12.000  1.849      1           1
Six-Month LIBOR  718,500,000   3.296     0.250     3.046     300      298       118     1.929  12.000  1.929      4           6
----------------------------------------------------------------------------------------------------------------------------------

The Net WAC Cap is calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

DISTRIBUTION
   PERIOD           NET WAC CAP
-------------------------------
     1                 2.994%
-------------------------------
     2                 3.007%
-------------------------------
     3                 5.527%
-------------------------------
     4                 5.527%
-------------------------------
     5                11.750%
-------------------------------
     6                11.750%
-------------------------------
7 and after           11.750%
-------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C

                                 MORTGAGE LOANS
                                  As of 5/01/03
--------------------------------------------------------------------------------

Total Current Balance           $1,005,647,362.47
Total Number of Loans                       2,558

                                 Average/Weighted                Minimum              Maximum
                                    Average (1)
Current Balance                 $      393,138.14            $ 16,000.00        $5,449,999.99
Original Balance                $      394,513.06            $ 16,000.00        $5,450,000.00

Loan Rate                                   3.244%                 2.125%               4.250%
Servicing Fee                               0.250%                 0.250%               0.250%
Net Loan Rate                               2.994%                 1.875%               4.000%

Gross Margin                                1.906%                 0.875%               3.000%
Maximum Loan Rate                          12.000%                12.000%              12.000%

Original LTV                                66.28%                  5.47%              100.00%
Effective LTV                               63.51%                  5.47%               95.00%

Credit Score                                  727                    526                  819

Original Term                                 300                    300                  300
Remaining Term                                298                    282                  299
Seasoning                                       2                      1                   18

Next Rate Reset                        08/11/2003             06/01/2003           11/01/2003
Rate Adj Freq                                   5                      1                    6
First Rate Adj Freq                             5                      1                    6

IO Original term                              120                    120                  120
IO Remaining Term                             118                    102                  119

Top State Concentration ($)     CA (24.82%), FL (7.83%), NY(5.97%)

First Pay Date                                                12/01/2001           05/31/2003
Mature Date                                                   11/01/2026           04/01/2028

(1)  Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C

                                 MORTGAGE LOANS
                                  As of 5/01/03
--------------------------------------------------------------------------------

                                                               % OF AGGREGATE
                    NUMBER OF                                 PRINCIPAL BALANCE
                    MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
    INDEX             LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
                    ---------       -------------------       -----------------
1 Month LIBOR           639          $  286,776,418.18               28.52%
6 Month LIBOR         1,919             718,870,944.29               71.48
-------------         -----          -----------------              ------
TOTAL                 2,558          $1,005,647,362.47              100.00%
-------------         -----          -----------------              ------

                                                                       % OF AGGREGATE
                               NUMBER OF                              PRINCIPAL BALANCE
RANGE OF CUT-OFF DATE STATED   MORTGAGE     AGGREGATE PRINCIPAL       OUTSTANDING AS OF
   PRINCIPAL BALANCES ($)        LOANS      BALANCE OUTSTANDING       THE CUT-OFF DATE
----------------------------   ---------    -------------------       -----------------
          0.01 to 100,000.00       220     $      15,703,776.74               1.56%
    100,000.01 to 200,000.00       683           104,397,933.36              10.38
    200,000.01 to 300,000.00       484           120,008,692.09              11.93
    300,000.01 to 400,000.00       334           116,593,911.40              11.59
    400,000.01 to 500,000.00       238           107,096,112.02              10.65
    500,000.01 to 600,000.00       151            83,182,964.56               8.27
    600,000.01 to 700,000.00       104            67,852,544.68               6.75
    700,000.01 to 800,000.00        68            51,811,776.47               5.15
    800,000.01 to 900,000.00        37            31,734,176.42               3.16
  900,000.01 to 1,000,000.00        96            93,278,059.64               9.28
1,000,000.01 to 1,100,000.00        33            35,524,309.40               3.53
1,100,000.01 to 1,200,000.00        15            17,730,287.07               1.76
1,200,000.01 to 1,300,000.00        15            18,992,196.82               1.89
1,300,000.01 to 1,400,000.00        17            23,001,313.21               2.29
1,400,000.01 to 1,500,000.00        15            22,168,895.09               2.20
1,500,000.01 to 2,000,000.00        39            69,531,945.39               6.91
2,000,000.01 to 2,500,000.00         4             8,902,000.00               0.89
2,500,000.01 to 3,000,000.00         1             3,000,000.00               0.30
3,000,000.01 or greater              4            15,136,468.11               1.51
----------------------------     -----     --------------------             ------
TOTAL                            2,558     $   1,005,647,362.47             100.00%
----------------------------     -----     --------------------             ------

                                                                       % OF AGGREGATE
                               NUMBER OF                              PRINCIPAL BALANCE
RANGE OF CURRENT MORTGAGE      MORTGAGE     AGGREGATE PRINCIPAL       OUTSTANDING AS OF
        RATES (%)                LOANS      BALANCE OUTSTANDING       THE CUT-OFF DATE
-------------------------      ---------    -------------------       -----------------
2.001 to 2.250                         6   $       4,398,040.35               0.44%
2.251 to 2.500                         8           4,336,825.00               0.43
2.501 to 2.750                       192          71,248,146.29               7.08
2.751 to 3.000                       499         175,251,781.98              17.43
3.001 to 3.250                       547         228,309,537.05              22.70
3.251 to 3.500                     1,180         439,264,527.19              43.68
3.501 to 3.750                       114          61,799,702.32               6.15
3.751 to 4.000                         8          16,421,468.11               1.63
4.001 to 4.250                         4           4,617,334.18               0.46
-------------------------          -----   --------------------             ------
TOTAL                              2,558   $   1,005,647,362.47             100.00%
-------------------------          -----   --------------------             ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C

                                 MORTGAGE LOANS
                                  As of 5/01/03
--------------------------------------------------------------------------------

                                                                             % OF AGGREGATE
                                NUMBER OF                                   PRINCIPAL BALANCE
                                MORTGAGE          AGGREGATE PRINCIPAL       OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)            LOANS           BALANCE OUTSTANDING       THE CUT-OFF DATE
----------------------          ---------         -------------------       -----------------
300                               2,558           $  1,005,647,362.47            100.00%
----------------------            -----           -------------------            ------
TOTAL                             2,558           $  1,005,647,362.47            100.00%
----------------------            -----           -------------------            ------

                                                                             % OF AGGREGATE
                                NUMBER OF                                   PRINCIPAL BALANCE
                                MORTGAGE           AGGREGATE PRINCIPAL      OUTSTANDING AS OF
REMAINING TERM (MONTHS)           LOANS            BALANCE OUTSTANDING      THE CUT-OFF DATE
-----------------------         ---------          -------------------      -----------------
282                                  1            $         242,680.00               0.02%
284                                  3                      696,924.49               0.07
285                                  2                      462,454.55               0.05
286                                  1                      535,125.20               0.05
287                                  1                      142,760.00               0.01
288                                  3                    1,238,056.35               0.12
289                                  7                    2,362,148.75               0.23
290                                  1                      500,000.00               0.05
291                                  7                    4,504,696.76               0.45
292                                 13                    5,717,897.06               0.57
293                                 12                    3,072,995.65               0.31
294                                 12                    7,385,725.71               0.73
295                                 26                   17,652,662.31               1.76
296                                110                   51,411,663.65               5.11
297                                218                   99,857,796.07               9.93
298                              1,037                  396,480,900.94              39.43
299                              1,104                  413,382,874.98              41.11
-----------------------          -----            --------------------             ------
TOTAL                            2,558            $   1,005,647,362.47             100.00%
-----------------------          -----            --------------------             ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C

                                 MORTGAGE LOANS
                                  As of 5/01/03
--------------------------------------------------------------------------------

                                                                               % OF AGGREGATE
                                   NUMBER OF                                  PRINCIPAL BALANCE
RANGE OF ORIGINAL LOAN-TO-         MORTGAGE         AGGREGATE PRINCIPAL       OUTSTANDING AS OF
    VALUE RATIOS (%)                 LOANS          BALANCE OUTSTANDING       THE CUT-OFF DATE
--------------------------         ---------        -------------------       -----------------
  0.01 to 10.00                          7         $         513,324.39               0.05%
 10.01 to 20.00                         44                 8,812,518.73               0.88
 20.01 to 30.00                        100                29,711,525.30               2.95
 30.01 to 40.00                        168                62,275,812.02               6.19
 40.01 to 50.00                        290               104,071,677.80              10.35
 50.01 to 60.00                        294               135,207,083.51              13.44
 60.01 to 70.00                        415               195,731,916.31              19.46
 70.01 to 75.00                        341               153,881,645.48              15.30
 75.01 to 80.00                        570               187,604,403.62              18.66
 80.01 to 85.00                         35                16,747,124.58               1.67
 85.01 to 90.00                         66                24,108,217.00               2.40
 90.01 to 95.00                         97                25,215,554.95               2.51
95.01 to 100.00                        131                61,766,558.78               6.14
--------------------------           -----         --------------------             ------
Total                                2,558         $   1,005,647,362.47             100.00%
--------------------------           -----         --------------------             ------

                                                                               % OF AGGREGATE
                                   NUMBER OF                                  PRINCIPAL BALANCE
RANGE OF ORIGINAL LOAN-TO-         MORTGAGE         AGGREGATE PRINCIPAL       OUTSTANDING AS OF
    VALUE RATIOS (%)                 LOANS          BALANCE OUTSTANDING       THE CUT-OFF DATE
--------------------------         ---------        -------------------       -----------------

 0.01 to 10.00                           7         $         513,324.39               0.05%
10.01 to 20.00                          44                 8,812,518.73               0.88
20.01 to 30.00                         100                29,711,525.30               2.95
30.01 to 40.00                         169                62,446,052.02               6.21
40.01 to 50.00                         319               117,718,563.68              11.71
50.01 to 60.00                         299               142,315,703.82              14.15
60.01 to 70.00                         576               274,281,061.57              27.27
70.01 to 75.00                         335               151,308,119.67              15.05
75.01 to 80.00                         564               184,983,732.16              18.39
80.01 to 85.00                          25                 5,699,706.59               0.57
85.01 to 90.00                          44                12,039,203.88               1.20
90.01 to 95.00                          76                15,817,850.66               1.57
--------------------------           -----         --------------------             ------
TOTAL                                2,558         $   1,005,647,362.47             100.00%
--------------------------           -----         --------------------             ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C

                                 MORTGAGE LOANS
                                  As of 5/01/03
--------------------------------------------------------------------------------

                                                                  % OF AGGREGATE
                         NUMBER OF                               PRINCIPAL BALANCE
                         MORTGAGE       AGGREGATE PRINCIPAL      OUTSTANDING AS OF
RANGE OF CREDIT SCORES     LOANS        BALANCE OUTSTANDING      THE CUT-OFF DATE
----------------------   ---------      -------------------      -----------------
526 to 550                     5       $       2,918,760.00              0.29%
551 to 575                    11               2,482,346.58              0.25
576 to 600                    18               5,857,930.80              0.58
601 to 625                    46              20,854,677.73              2.07
626 to 650                    83              35,641,362.16              3.54
651 to 675                   222              94,594,544.02              9.41
676 to 700                   295             112,689,305.17             11.21
701 to 725                   406             172,996,309.98             17.20
726 to 750                   401             169,096,463.73             16.81
751 to 775                   540             210,354,095.91             20.92
776 to 800                   467             161,400,360.43             16.05
801 to 825                    64              16,761,205.96              1.67
----------------------     -----       --------------------            ------
TOTAL                      2,558       $   1,005,647,362.47            100.00%
----------------------     -----       --------------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C

                                 MORTGAGE LOANS
                                  As of 5/01/03
--------------------------------------------------------------------------------

                       NUMBER OF                                         % OF AGGREGATE PRINCIPAL
                       MORTGAGE            AGGREGATE PRINCIPAL BALANCE     BALANCE OUTSTANDING AS
GEOGRAPHIC AREA          LOANS                      OUTSTANDING              OF THE CUT-OFF DATE
--------------------   ---------           ---------------------------   ------------------------
Alabama                      48              $      13,396,561.92                    1.33%
Alaska                        1                        269,500.00                    0.03
Arizona                      74                     27,450,097.52                    2.73
Arkansas                      8                      2,367,766.16                    0.24
California                  416                    249,585,408.08                   24.82
Colorado                     83                     42,524,859.48                    4.23
Connecticut                  34                     13,672,004.96                    1.36
Delaware                      7                      1,727,667.95                    0.17
District of Columbia         10                      6,059,457.00                    0.60
Florida                     248                     78,777,031.33                    7.83
Georgia                      65                     28,472,632.13                    2.83
Hawaii                       12                      5,696,464.93                    0.57
Idaho                         9                      4,443,303.00                    0.44
Illinois                     94                     37,765,678.92                    3.76
Indiana                      33                      9,679,496.92                    0.96
Iowa                          7                        938,784.00                    0.09
Kansas                       10                      2,609,970.32                    0.26
Kentucky                     22                      6,638,840.79                    0.66
Louisiana                    19                      4,298,729.21                    0.43
Maine                        11                      2,040,188.11                    0.20
Maryland                     53                     18,619,285.38                    1.85
Massachusetts                61                     34,706,942.36                    3.45
Michigan                     62                     21,565,647.52                    2.14
Minnesota                    25                      8,790,779.59                    0.87
Mississippi                   7                      1,379,261.33                    0.14
Missouri                     31                      9,837,540.92                    0.98
Montana                       9                      1,755,722.75                    0.17
Nebraska                     16                      3,498,268.66                    0.35
Nevada                       50                     17,067,526.04                    1.70
New Hampshire                10                      4,450,063.08                    0.44
New Jersey                  139                     52,045,564.71                    5.18
New Mexico                   11                      3,826,936.99                    0.38
New York                    137                     60,066,883.30                    5.97
North Carolina               63                     22,544,824.52                    2.24
North Dakota                  2                        289,200.00                    0.03
Ohio                         81                     22,149,510.52                    2.20
Oklahoma                     17                      2,862,599.17                    0.28
Oregon                       11                      5,417,717.65                    0.54
Pennsylvania                 38                     11,276,470.76                    1.12
Rhode Island                  9                      3,333,248.49                    0.33
South Carolina               57                     18,736,259.33                    1.86
South Dakota                  1                        149,792.00                    0.01
Tennessee                    31                      7,061,043.19                    0.70
Texas                       158                     48,860,365.77                    4.86
Utah                         23                      7,997,234.74                    0.80
Vermont                       4                        981,420.00                    0.10
Virginia                    153                     52,766,248.76                    5.25
Virgin Islands               15                      5,596,382.19                    0.56
Washington                   29                      9,961,874.66                    0.99
West Virginia                 5                        435,174.50                    0.04
Wisconsin                    32                      6,448,934.97                    0.64
Wyoming                       7                      2,754,195.89                    0.27
--------------------      -----              --------------------                  ------
TOTAL:                    2,558              $   1,005,647,362.47                  100.00%
--------------------      -----              --------------------                  ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C

                                 MORTGAGE LOANS
                                  As of 5/01/03
--------------------------------------------------------------------------------

                                                            % OF AGGREGATE
                    NUMBER OF                              PRINCIPAL BALANCE
                    MORTGAGE      AGGREGATE PRINCIPAL      OUTSTANDING AS OF
OCCUPANCY TYPE        LOANS       BALANCE OUTSTANDING      THE CUT-OFF DATE
--------------      ---------    --------------------      -----------------
Primary               2,226      $     888,746,992.44             88.38%
Second Home             224             92,447,433.15              9.19
Investment              108             24,452,936.88              2.43
--------------        -----      --------------------            ------
TOTAL                 2,558      $   1,005,647,362.47            100.00%
--------------        -----      --------------------            ------

                                                                           % OF AGGREGATE
                               NUMBER OF                                  PRINCIPAL BALANCE
                               MORTGAGE         AGGREGATE PRINCIPAL       OUTSTANDING AS OF
     PROPERTY TYPE               LOANS          BALANCE OUTSTANDING       THE CUT-OFF DATE
     -------------             ---------        -------------------       -----------------
Single Family                    2,159          $     873,491,613.39             86.86%
Planned Unit Development            65                 22,564,216.82              2.24
Condominium                        278                 85,859,437.69              8.54
Cooperative                         25                  8,925,341.75              0.89
Two- to Four-Family                 31                 14,806,752.82              1.47
-------------                    -----          --------------------            ------
TOTAL                            2,558          $   1,005,647,362.47            100.00%
-------------                    -----          --------------------            ------

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
                             MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
    LOAN PURPOSE               LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
    ------------             ---------       -------------------       -----------------
Purchase                        519         $     245,484,864.26             24.41%
Refinance - Rate Term         1,169               396,787,737.92             39.46
Refinance - Cashout             870               363,374,760.29             36.13
------------                  -----         --------------------            ------
TOTAL                         2,558         $   1,005,647,362.47            100.00%
------------                  -----         --------------------            ------

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
                             MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
LOAN DOCUMENTATION             LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
------------------           ---------       -------------------       -----------------
Full                            1,482        $    672,437,239.04             66.87%
Alternative                       432             138,704,573.91             13.79
Stated                            179              61,799,038.10              6.15
No Income/No Ratio                465             132,706,511.42             13.20
------------------              -----        -------------------            ------
TOTAL                           2,558        $  1,005,647,362.47            100.00%
------------------              -----        -------------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C

                                 MORTGAGE LOANS
                                  As of 5/01/03
--------------------------------------------------------------------------------

                                                              % OF AGGREGATE
                    NUMBER OF                                PRINCIPAL BALANCE
                    MORTGAGE        AGGREGATE PRINCIPAL      OUTSTANDING AS OF
MARGINS (%)           LOANS         BALANCE OUTSTANDING      THE CUT-OFF DATE
-----------         ---------       -------------------      -----------------
0.875                    3          $     2,852,800.00              0.28%
1.000                    7                3,566,840.35              0.35
1.125                    3                  761,500.00              0.08
1.250                    4                2,649,225.00              0.26
1.375                   24               12,789,254.28              1.27
1.500                  164               57,902,390.38              5.76
1.625                  478              164,189,056.95             16.33
1.750                   59               24,187,872.21              2.41
1.875                  342              144,490,825.98             14.37
2.000                1,202              434,284,018.12             43.18
2.125                  149               76,495,849.32              7.61
2.250                  106               59,892,632.30              5.96
2.375                   11                3,264,879.47              0.32
2.500                    1                3,186,468.12              0.32
2.625                    2                8,449,999.99              0.84
2.750                    2                6,500,000.00              0.65
3.000                    1                  183,750.00              0.02
-----------          -----          ------------------            ------
TOTAL                2,558          $ 1,005,647,362.47            100.00%
-----------          -----          ------------------            ------

                                                                  % OF AGGREGATE
                        NUMBER OF                                PRINCIPAL BALANCE
MAXIMUM MORTGAGE RATE   MORTGAGE        AGGREGATE PRINCIPAL      OUTSTANDING AS OF
         (%)              LOANS         BALANCE OUTSTANDING      THE CUT-OFF DATE
---------------------   ---------       -------------------      -----------------
12.000                    2,558          $ 1,005,647,362.47            100.00%
---------------------     -----          ------------------            ------
TOTAL                     2,558          $ 1,005,647,362.47            100.00%
---------------------     -----          ------------------            ------

                                                                            % OF AGGREGATE
                               NUMBER OF                                   PRINCIPAL BALANCE
                               MORTGAGE          AGGREGATE PRINCIPAL       OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE        LOANS           BALANCE OUTSTANDING       THE CUT-OFF DATE
-------------------------      ---------         -------------------       -----------------
06/01/2003                         645           $   289,502,489.48               28.79%
07/01/2003                          82                37,322,400.63                3.71
08/01/2003                         157                68,729,312.79                6.83
09/01/2003                         793               292,430,069.64               29.08
10/01/2003                         871               314,698,237.97               31.29
11/01/2003                          10                 2,964,851.96                0.29
-------------------------        -----           ------------------              ------
TOTAL                            2,558           $ 1,005,647,362.47              100.00%
-------------------------        -----           ------------------              ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE                         10% CPR    15% CPR    20% CPR    25% CPR    30% CPR
------------------                  -------    -------    -------    -------    -------
Initial Percentage                     100        100        100        100        100
25-Jun-04                               90         85         79         74         69
25-Jun-05                               80         71         63         55         47
25-Jun-06                               72         60         50         41         33
25-Jun-07                               65         51         40         30         23
25-Jun-08                               58         43         32         23         16
25-Jun-09                               52         36         25         17         11
25-Jun-10                               46         31         20         13          8
25-Jun-11                               42         26         16         10          5
25-Jun-12                               38         22         13          7          4
25-Jun-13                               33         19         10          5          3
25-Jun-14                               28         15          8          4          2
25-Jun-15                               24         12          6          3          1
25-Jun-16                               20         10          4          2          1
25-Jun-17                               17          8          3          1          *
25-Jun-18                               14          6          2          1          *
25-Jun-19                               12          5          2          1          *
25-Jun-20                                9          4          1          *          *
25-Jun-21                                7          3          1          *          *
25-Jun-22                                6          2          1          *          *
25-Jun-23                                4          1          *          *          *
25-Jun-24                                3          1          *          *          *
25-Jun-25                                2          1          *          *          *
25-Jun-26                                1          *          *          *          *
25-Jun-27                                1          *          *          *          *
25-Jun-28                                0          0          0          0          0

Average Life (years)                  7.78       5.64       4.30       3.39       2.75
First Principal Payment Date        Jul-03     Jul-03     Jul-03     Jul-03     Jul-03
Last Principal Payment Date         Apr-28     Apr-28     Apr-28     Apr-28     Apr-28

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE                         10% CPR    15% CPR    20% CPR    25% CPR    30% CPR
------------------                  -------    -------    -------    -------    -------
Initial Percentage                     100        100        100        100        100
25-Jun-04                              100        100        100        100        100
25-Jun-05                              100        100        100        100        100
25-Jun-06                              100        100        100         92         84
25-Jun-07                              100        100         83         69         59
25-Jun-08                              100         90         66         52         41
25-Jun-09                              100         76         53         39         29
25-Jun-10                               96         65         43         29         20
25-Jun-11                               86         55         34         22         14
25-Jun-12                               78         47         27         16         10
25-Jun-13                               69         39         22         12          7
25-Jun-14                               59         32         16          9          5
25-Jun-15                               50         25         12          6          3
25-Jun-16                               42         20          9          4          2
25-Jun-17                               35         16          7          3          1
25-Jun-18                               29         12          5          2          1
25-Jun-19                               24         10          4          1          1
25-Jun-20                               19          7          3          1          *
25-Jun-21                               15          6          2          1          *
25-Jun-22                               12          4          1          *          *
25-Jun-23                                9          3          1          *          *
25-Jun-24                                7          2          1          *          *
25-Jun-25                                4          1          *          *          *
25-Jun-26                                3          1          *          *          *
25-Jun-27                                1          *          *          *          *
25-Jun-28                                0          0          0          0          0

Average Life (years)                 12.93       9.66       7.43       6.12       5.27
First Principal Payment Date        Feb-10     Nov-07     Sep-06     Dec-05     Jul-05
Last Principal Payment Date         Apr-28     Apr-28     Apr-28     Apr-28     Apr-28

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-C
--------------------------------------------------------------------------------

DISCOUNT MARGIN TABLE (TO CALL)

PREPAYMENT SPEED              10% CPR             15% CPR           20% CPR         25% CPR          30% CPR
------------------------------------------------------------------------------------------------------------
A-1
Price 100.0000                       33                   33               33               33               33
WAL                                7.47                 5.29             3.97             3.10             2.50
Principal Window          Jul03 - May20        Jul03 - Jun16    Jul03 - Sep13    Jul03 - Jul11    Jul03 - Dec09

B-1
Price 100.0000                       65                   65               65               65               65
WAL                               12.29                 8.93             6.76             5.46             4.62
Principal Window          Feb10 - May20        Nov07 - Jun16    Sep06 - Sep13    Dec05 - Jul11    Jul05 - Dec09

DISCOUNT MARGIN TABLE (TO MATURITY)

PREPAYMENT SPEED              10% CPR             15% CPR           20% CPR         25% CPR          30% CPR
------------------------------------------------------------------------------------------------------------
A-1
Price 100.0000                       34                   35               35               36               36
WAL                                7.78                 5.64             4.30             3.39             2.75
Principal Window          Jul03 - Apr28        Jul03 - Apr28    Jul03 - Apr28    Jul03 - Apr28    Jul03 - Apr28

B-1
Price 100.0000                       66                   67               67               68               69
WAL                               12.93                 9.66             7.43             6.12             5.27
Principal Window          Feb10 - Apr28        Nov07 - Apr28    Sep06 - Apr28    Dec05 - Apr28    Jul05 - Apr28

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.